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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 1, 2004

Liberty Media International, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50671	20-0893138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard, Englewood, CO 80112
(Address of Principal Executive Office)

(720) 875-5800
(Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets.

        On July 1, 2004, MédiaRéseaux SA ("MédiaRéseaux"), the French holding company of UnitedGlobalCom, Inc. ("UGC"), completed its acquisition of Suez-Lyonnaise Télécom SA ("Noos"), the largest cable television operator in France, from Suez SA ("Suez"). UGC is a majority owned subsidiary of Liberty Media International, Inc. Following the transaction, MédiaRéseaux changed its name to UPC Broadband France. On July 7, 2004, UGC issued a press release announcing the completion of the acquisition.

        The transaction valued Noos at approximately €615 million. The final purchase price was the result of negotiation among the parties and is subject to a 90-day audit of Noos' financial information. The consideration paid to Suez consisted of shares representing a 19.9% equity interest in UPC Broadband France and approximately €530 million of cash, funded in equal proportions out of cash on hand and UGC's European bank facility. In connection with the completion of this transaction, UGC, Suez and UPC France Holding BV ("UPC France Holding") entered into a Shareholders Agreement, dated July 1, 2004, relating to UPC Broadband France (the "Shareholders Agreement").

        Copies of the Stock and Loan Purchase Agreement among UGC, UPC France Holding, MédiaRéseaux and Suez and an amendment thereto are incorporated by reference as Exhibits 10.1 and 10.2, respectively. A copy of the Shareholders Agreement is incorporated by reference as Exhibit 10.3. A copy of the press release issued in connection with this transaction is incorporated by reference as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

        (a)   Financial Statements of Business Acquired. The financial statements required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Current Report is required to be filed.

        (b)   Pro Forma Financial Statements. The pro forma financial information required to be filed as part of this report will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after this Current Report is required to be filed.

        (c)   Exhibits.

Exhibit Number	Description
10.1	Stock and Loan Purchase Agreement dated as of March 15, 2004 among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UnitedGlobalCom, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)
10.2
Amendment to the Purchase Agreement dated as of July 1, 2004 among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UnitedGlobalCom, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)
10.3
Shareholders Agreement dated as of July 1, 2004 among UnitedGlobalCom, Inc., UPC France Holding BV and Suez SA. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)
99.1
Press release dated July 7, 2004 of UnitedGlobalCom, Inc. announcing the completion of the acquisition of Noos. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY MEDIA INTERNATIONAL, INC.
By:	/s/ ELIZABETH M. MARKOWSKI Elizabeth M. Markowski Senior Vice President

Date: July 12, 2004

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EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock and Loan Purchase Agreement dated as of March 15, 2004 among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UnitedGlobalCom, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)
10.2
Amendment to the Purchase Agreement dated as of July 1, 2004 among Suez SA, MédiaRéseaux SA, UPC France Holding BV and UnitedGlobalCom, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)
10.3
Shareholders Agreement dated as of July 1, 2004 among UnitedGlobalCom, Inc., UPC France Holding BV and Suez SA. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)
99.1
Press release dated July 7, 2004 of UnitedGlobalCom, Inc. announcing the completion of the acquisition of Noos. (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by UnitedGlobalCom, Inc. on July 9, 2004)

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX